                                  EXHIBIT 10.17

                           NETWORK GENERAL CORPORATION
                         1989 EMPLOYEE STOCK OPTION PLAN

                           (As Amended August 9, 1996)


     1. PURPOSE. The Network General Corporation 1989 Stock Option Plan (the "Plan") is established to create additional incentive for key employees, directors and consultants of Network General Corporation and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   ADMINISTRATION.

          (a) ADMINISTRATION BY BOARD AND/OR COMMITTEE. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

          (b) OPTIONS AUTHORIZED. Options may be either incentive stock options as defined in section 422 of the Code ("Incentive Stock Options") or nonqualified stock options.

          (c) AUTHORITY OF OFFICERS. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

          (d) DISINTERESTED ADMINISTRATION. With respect to the participation in the Plan of officers or directors of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").

          (e) COMPLIANCE WITH SECTION 162(M) OF THE CODE. In the event a Participating Company is a "publicly held corporation" as defined in paragraph (2) of section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of paragraph 4(C)(i) of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to
Section 162(m).

     3. ELIGIBILITY. The Options may be granted only to employees (including officers and directors who are also employees) of the Participating Company Group or to individuals who are rendering services as consultants or other independent contractors to the Participating Company Group. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). An individual who is rendering services as a consultant or other independent contractor shall be eligible to be granted only a nonqualified stock option. An Optionee may, if otherwise eligible, be granted additional Options.

     4. SHARES SUBJECT TO OPTION. Options shall be for the purchase of shares of the authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 9 below. The maximum number of shares of Stock which may be issued under the Plan shall be Sixteen Million (16,000,000) shares. Subject to adjustment as provided in paragraph 9 below, at any such time as a Participating Company is a "publicly held corporation" as defined in paragraph 2 of Section 162(m), no person shall be granted within any fiscal year of the Company Options which in the aggregate cover more than Six Hundred Thousand (600,000) shares; provided, however, that the foregoing limit shall be One Miilion Two Hundred Thousand (1,200,000) shares with respect to Options granted to any person during the first fiscal year of such person's employment with the Company (the "Per Optionee Limit"). In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3.

     5. TIME FOR GRANTING OPTIONS. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

     6. TERMS, CONDITIONS AND FORM OF OPTIONS. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of

Stock for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

          (a) EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, and (ii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code and/or ten percent (10%) of the total combined value of all classes of stock of a Participating Company (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

          (b) EXERCISE PERIOD OF OPTIONS. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (I) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted and (ii) no Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

          (c) PAYMENT OF EXERCISE PRICE. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (iii) by the Optionee's recourse promissory note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the form of Standard Option Agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five (5) years after the Option is exercised and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

               (x) Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (y) Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

               (z) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     7. STANDARD FORM OF STOCK OPTION AGREEMENT. Unless otherwise provided for by the Board at the time an Option is granted or as otherwise provided for by this paragraph 7, all Options shall comply with and be subject to the terms and conditions set forth in the stock option agreement attached hereto as Exhibit A and incorporated herein by reference (the "Standard Option Agreement").

          (a) MODIFICATIONS FOR INCENTIVE STOCK OPTIONS. In the event the Option is designated as an Incentive Stock Option, the Standard Option Agreement for such Option shall be the Standard Option Agreement attached hereto as Exhibit A as modified as set forth below unless otherwise specified by the
Board:

               (i) The title and paragraph 2 of the Standard Option Agreement shall reflect the Option's status as an Incentive Stock Option.

               (ii) Paragraph 7(f) of the Standard Option Agreement, regarding an Optionee who is a director or consultant but not an employee of the Company, shall be deleted and shall not apply to the Option.

               (iii) A new paragraph 13 shall be added to the Standard Option Agreement providing, among other things, that the Optionee give the Company notice of sales upon disqualifying dispositions of shares of Stock acquired pursuant to the exercise of Incentive Stock Options as follows:

          13. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

               (iv) Paragraph 13 of the Standard Option Agreement shall be renumbered as paragraph 14 and a new paragraph 14(a) shall be added to the Standard Option Agreement providing for a legend regarding Incentive Stock Options to be placed on each certificate representing shares of Stock acquired pursuant to the Option as follows:

     (a) "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE ___________________. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

               (v) Paragraph 15 of the Standard Option Agreement shall be renumbered as paragraph 16 and shall be modified to provide that amendments to the Standard Option Agreement may be made without the Optionee's consent if such amendments are required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

               (vi) The remaining paragraphs of such modified Standard Option Agreement for Incentive Stock Options shall be renumbered accordingly.

          (b) STANDARD TERM FOR OPTIONS. Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

     8. AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the Standard Option Agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee on exercise of an Option in the event such Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, to the Per Optionee Limit set forth in paragraph 4 above, and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company.

     10. TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this paragraph 10, the "Control Company" shall mean the Participating Company whose stock is subject to the Option.

          (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company where the stockholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

          (b) a merger in which the stockholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with a merger described in (B) above or a sale of assets described in
(C) above, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 10 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

     11. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     12. OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     13. TRANSFER OF COMPANY'S RIGHTS. In the event any Participating Company assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired on the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the fair market value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this paragraph 13 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this paragraph 13 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

     14. TERMINATION OR AMENDMENT OF PLAN OR OPTIONS. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time;

provided, however, that without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 9 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive nonqualified stock options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan or an Option for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Network General Corporation 1989 Stock Option Plan was duly amended by the Board of Directors of the Company on the 9th day of August, 1996.



                                                      --------------------------

                          NETWORK GENERAL CORPORATION

                     NONQUALIFIED STOCK OPTION AGREEMENT

                                (INITIAL OPTION)

     Network General Corporation (the "Company") granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)  "Optionee" shall mean ____________________________________.

          (b)  "Date of Option Grant" shall mean ________________________.

          (c) "Number of Option Shares" shall mean _____________________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $______ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (g)  Determination of "Vested Ratio":

                                          Vested Ratio
                                          ------------

     Prior to Initial Vesting Date            0

     On Initial Vesting Date,               1/4
     provided the Optionee is
     continuously employed by
     a Participating Company from
     the Date of Option Grant until
     the Initial Vesting Date

     PLUS

     For each full month                   1/48
     of the Optionee's
     continuous employment by a
     Participating Company from the
     Initial Vesting Date

     In no event shall the Vested
     Ratio exceed 1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Network General Corporation, a Delaware corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "Plan" shall mean the Network General Corporation 1989 Stock Option Plan.

     2. STATUS OF THE OPTION. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such stockholder approval.

          (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c)  FORM OF PAYMENT OF EXERCISE PRICE.  Such payment shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the exercise price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by cash for a portion of the exercise price and the Optionee's promissory note for the balance of the exercise price, (iv) by Immediate Sales Proceeds, as defined below, or (v) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iii) above shall not exceed the amount permitted by law to be paid by a promissory note and shall be a full recourse note in a form satisfactory to the Company, with principal payable in equal annual installments with the last installment due four (4) years from the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of stock acquired pursuant to the then current form of security agreement as approved by the Company. In the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's employment with the Participating Company Group for any reason, with or without cause. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the

Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.   TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF THE OPTION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee within the meaning of section 422(c) of the Code, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of employment. Except as the Company and the Optionee otherwise agree, exercise of the Option pursuant to this paragraph 7(a) may not be made by delivery of a promissory note as provided in paragraph 4(c)(iii) above.

          (b) TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

          (c) EXERCISE PREVENTED BY LAW. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (d) OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or
(iii) the Option Term Date.

          (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

          (f) APPLICATION TO CONSULTANTS. For purposes of this Option Agreement, in the event the Optionee is a consultant or other independent contractor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a consultant or other independent contractor of the Participating Company shall be deemed to be termination of the Optionee's employment.

     8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. For purposes hereof, the "Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

          (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company;

          (b)  a merger in which the Control Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "Transfer of Control" shall mean an Ownership Change in which the stockholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with a Transfer of Control involving an Ownership Change described in (b) or (c) above, the Board shall provide that any unexercised portion of the Option shall be fully exercisable as of a date prior to the Transfer of Control, as the Board so determines. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11.  ESCROW.

          (a) ESTABLISHMENT OF ESCROW. To insure shares which are security for any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of a security agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b) DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after full repayment on any promissory note secured by the shares in escrow, but not more frequently than twice each year, the agent shall deliver to the Optionee the shares no longer security for any promissory note.

     12. STOCK DIVIDENDS SUBJECT TO OPTION AGREEMENT. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to any security interest held by the Company with the same force and effect as the shares subject to such security interest immediately before such event.

     13. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

     14. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     16. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     17. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all the terms and provisions tereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions this Option Agreement.



By:
        -----------------------
Title:
        -----------------------
Date:
        -----------------------

                           NETWORK GENERAL CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT

                                  (FOCAL GRANT)


     Network General Corporation (the "Company") granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)  "Optionee" shall mean __________________________________.

          (b)  "Date of Option Grant" shall mean _______________________.

          (c) "Number of Option Shares" shall mean ____________________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $_____ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Initial Exercise Date" shall be the date occurring one (1) month after the Date of Option Grant.

          (f) "Initial Vesting Date" shall be the date occurring one (1) month after the Date of Option Grant.

          (g)  Determination of "Vested Ratio":

                                                  Vested Ratio
                                                  ------------

     Prior to Initial Vesting Date                       0

     On Initial Vesting Date,                            1/48
     provided the Optionee is
     continuously employed by
     a Participating Company from
     the Date of Option Grant until
     the Initial Vesting Date

     PLUS

     For each full month                                 1/48
     of the Optionee's
     continuous employment by a
     Participating Company from the
     Initial Vesting Date

     In no event shall the Vested
     Ratio exceed 1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Network General Corporation, a Delaware corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "Plan" shall mean the Network General Corporation 1989 Stock Option Plan.

     2. STATUS OF THE OPTION. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such stockholder approval.

          (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c)  FORM OF PAYMENT OF EXERCISE PRICE.  Such payment shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the exercise price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by cash for a portion of the exercise price and the Optionee's promissory note for the balance of the exercise price, (iv) by Immediate Sales Proceeds, as defined below, or (v) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iii) above shall not exceed the amount permitted by law to be paid by a promissory note and shall be a full recourse note in a form satisfactory to the

Company, with principal payable in equal annual installments with the last installment due four (4) years from the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of stock acquired pursuant to the then current form of security agreement as approved by the Company. In the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's employment with the Participating Company Group for any reason, with or without cause. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.   TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF THE OPTION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee within the meaning of section 422(c) of the Code, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of employment. Except as the Company and the Optionee otherwise agree, exercise of the Option pursuant to this paragraph 7(a) may not be made by delivery of a promissory note as provided in paragraph 4(c)(iii) above.

          (b) TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

          (c) EXERCISE PREVENTED BY LAW. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (d) OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or
(iii) the Option Term Date.

          (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract.

          (f) APPLICATION TO CONSULTANTS. For purposes of this Option Agreement, in the event the Optionee is a consultant or other independent contractor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a consultant or other independent contractor of the Participating Company shall be deemed to be termination of the Optionee's employment.

     8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. For purposes hereof, the "Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

          (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company;

          (b)  a merger in which the Control Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "Transfer of Control" shall mean an Ownership Change in which the stockholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring

Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with a Transfer of Control involving an Ownership Change described in (b) or (c) above, the Board shall provide that any unexercised portion of the Option shall be fully exercisable as of a date prior to the Transfer of Control, as the Board so determines. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11.  ESCROW.

          (a) ESTABLISHMENT OF ESCROW. To insure shares which are security for any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of a security agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b) DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after full repayment on any promissory note secured by the shares in escrow, but not more frequently than twice each year, the agent shall deliver to the Optionee the shares no longer security for any promissory note.

     12. STOCK DIVIDENDS SUBJECT TO OPTION AGREEMENT. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to any security interest held by the Company with the same force and effect as the shares subject to such security interest immediately before such event.

     13. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

     14. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     16. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     17. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                              NETWORK GENERAL CORPORATION



                              By:
                                  ---------------------------------

                              Title:
                                     -------------------------------

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
     --------------------------